SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2017

Alterola Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	TBD
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 S Lemon Ave # 4041 Walnut, California 91789
(Address of principal executive offices)

Registrant’s telephone number, including area code:  909-584-5853

_______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

On April 10, 2017, we entered into an Agreement of Conveyance, Transfer and Assignment of Assets (the “Agreement”) with our sole officer and director, Rene Lauritsen. Pursuant to the Agreement, we transferred all assets related to our nutraceutical chewing gum business to Mr. Lauritsen. In exchange for this assignment of assets, Mr. Lauritsen agreed to return his 37,000,000 of our shares for cancellation.

As a result of the Agreement, we are no longer pursuing our former business plan. Under the direction of our newly appointed officer and director, as set forth below, we intend to raise further capital, bring all public filings current and set about a new business direction based around a novel therapy and the intellectual property generated from our research and development activities on ethanol based intoxication. Our mission is furthermore to commercialize an innovative drug candidate in two forms, injection for fast acting relief of ethanol intoxication as well as a 3-D printed tablet intended for prophylactic use. Our research activities will focus on ethanol metabolism and clearance, in addition to establishing a cell culture based expression system for human type alcohol dehydrogenase.

SECTION 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated herein by reference into this Item 2.01.

Section 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 5.01 below is incorporated herein by reference into this Item 3.02.

On April 10, 2017, we issued 37,000,000 shares of our common stock to Michael Frederick Freitag, our new officer and director, in consideration for his initial six months of service to our company. The shares were issued pursuant to the exemption from registration found in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D, promulgated thereunder.

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

The information contained in Item 1.01 above is incorporated herein by reference into this Item 5.01.

In connection with the sale of his controlling interest in the company, on April 10, 2017, Mr. Lauritsen appointed Mr. Freitag as our new Director, President, CEO, Secretary and Treasurer and then resigned from all officer and director positions, as discussed in Item 5.02, below. There were no other arrangements or understandings between Mr. Lauritsen appointed Mr. Freitag with respect to election of directors or other matters.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control, and the officer and director resignation and appointments described in Item 5.02, below, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 10, 2017 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

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Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 114,980,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Michael Frederick Freitag	37,000,000	32.17%
	All Officers and Directors as a Group (one person)	37,000,000	32.17%

	Other 5% owners
Common	Caboose Partners Limited % Goldbach Capital AG Seestrasse 69 Bach, Switzerland 8806	26,830,000	23.33%
Common	Krono Capital SA P.O. Box 506 Main St. Charletown, Nevis	6,500,000	5.65%

Except as superseded or updated by the disclosures set forth in this Current Report, all other information required Item 5.01(a)(8) of Form 8-K may be found in the Company’s Quarterly Report on Form 10-Q filed May 16, 2016, in the Company’s Quarterly Report on Form 10-Q filed February 5, 2016, in the Company’s Annual Report on Form 10-K filed December 30, 2015, and in the Company’s Registration Statement on Form S-1 filed December 12, 2008, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The information contained in Item 5.01 above is incorporated herein by reference into this Item 5.02.

On April 10, 2017, our sole director appointed Mr. Freitag as our new Director, President, CEO, Secretary and Treasurer.

Following this appointment, the board accepted the resignation of Mr. Lauritsen as our former sole officer and director. There was no known disagreement with Mr. Lauritsen regarding our operations, policies, or practices.

Michael Frederick Freitag is our newly appointed Director, President, CEO, Secretary and Treasurer. Mr. Freitag has over 10 years of experience with pharmaceutical scientific development and sales growth in the medical technology industry. From February 2016 to the present Mr. Freitag has been a Process Specialist on at MSAT, Ballerup, Denmark. From August 2015 to February 2016, he was Process Technology Consultant at NNE Pharmaplan, Gentofte, Denmark. From Sept 2013 to August 2015, he was Process Specialist/Global Technology Optimization at Xellia ApS, Copenhagen, Denmark. From April 2013 to Sept 2013, he was Large Scale Mfg Associate III, at Biogen Aps, Hillerød, Denmark.

He earned a BS degree at Dickinson College, and a MSc and Dr. Rer. Nat. at the University of Bremen in Germany.

Aside from issuing him shares for services, our newly-appointed officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have a written employment agreement or other formal compensation agreement with Mr.Freitag.

SECTION 9 – Financial Statements and ExhibiTS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Agreement of Conveyance, Transfer and Assignment of Assets

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterola Biotech, Inc.

/s/ Michael Frederick Freitag

Michael Frederick Freitag

Chief Executive Officer

Date: April 12, 2017

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